Exhibit 99.2
1 ECOLAB Second Quarter 2023 Supplemental

Cautionary Statement Forward-Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding macroeconomic conditions, delivered products costs, demand, inflation, currency translation, and our financial and business performance and prospects, including sales, earnings, pricing, margins, interest expense, special charges, new business and productivity. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. In particular, the ultimate results of any restructuring initiative depend on a number of factors, including the development of final plans, the impact of local regulatory requirements regarding employee terminations, the time necessary to develop and implement the restructuring initiatives and the level of success achieved through such actions in improving competitiveness, efficiency and effectiveness. Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission (“SEC”), and include the impact of economic factors such as the worldwide economy, capital flows, interest rates, foreign currency risk, reduced sales and earnings in our international operations resulting from the weakening of local currencies versus the U.S. dollar, demand uncertainty, supply chain challenges and inflation; the vitality of the markets we serve; exposure to global economic, political and legal risks related to our international operations, including geopolitical instability, the impact of sanctions or other actions taken by the U.S. or other countries, and retaliatory measures taken by Russia in response, in connection with the conflict in Ukraine; difficulty in procuring raw materials or fluctuations in raw material costs; our ability to attract, retain and develop high caliber management talent to lead our business and successfully execute organizational change and changing labor market dynamics; information technology infrastructure failures or breaches in data security; the effects and duration of the COVID-19 pandemic or other public health outbreaks, epidemics or pandemics; our ability to acquire complementary businesses and to effectively integrate such businesses, including Purolite; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law. Non-GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

2Q: Continued Strong Performance Continued strong sales growth Double-digit OI growth with expanding OI margin Expect mid-teens growth in adjusted EPS in the second half of 2023 Reported EPS $1.15, +6%. Adjusted EPS $1.24, +13% ▪ Reported sales +8%, organic sales +9% ▪ Volume trends stable, up 1% excluding Europe ▪ Reported OI +14%, organic OI +21% ▪ Reported OI margin 12.6%. Organic OI margin 13.4%, +130 bps reflecting gross margin expansion and productivity ▪ Accelerating growth in adjusted EPS reflected continued strong pricing, new business gains, and productivity, which together more than offset investments in the business, easing but ongoing inflationary pressure, unfavorable currency translation, and higher interest expense ▪ Reached double-digit growth earlier than expected ▪ Driving new business, innovation, customer value, and pricing to support sales growth and double-digit organic OI growth ▪ Expect third quarter 2023 adjusted diluted earnings per share in the $1.45 to $1.55 range, +12% to 19% versus last year 3

2Q Overview ▪ Sales growth remained strong with reported sales +8% and organic sales +9% o Total pricing +10%, reflected further new pricing and comparisons to last year’s strong pricing acceleration o As expected, volume stable at -1%; shifting positive excluding Europe ▪ Strong organic growth in Institutional & Specialty, Industrial, and Other segments o Industrial +9% o Institutional & Specialty +13% o Healthcare & Life Sciences +1% o Other +9% ▪ Reported diluted EPS $1.15 ▪ Adjusted diluted EPS $1.24, +13% o Accelerating growth reflected continued strong pricing, new business gains, and productivity, which together more than offset investments in the business, easing but ongoing delivered product cost inflation, unfavorable currency translation, and higher interest expense Sales EPS 4

2023 and 3Q Outlook 2023 3Q ▪ Ecolab expects to deliver performance that continues to strengthen despite a challenging macro environment where end market demand continues to ease. ▪ The Company expects robust sales and earnings growth driven by continued pricing and new business gains, improved productivity, and delivered product costs to remain high but ease progressively. This strong performance is expected to more than overcome the volatile macro environment to deliver mid-teens growth in adjusted diluted earnings per share in the second half of 2023. ▪ Ecolab expects third quarter 2023 adjusted diluted earnings per share in the $1.45 to $1.55 range, rising 12% to 19% compared with adjusted diluted earnings per share of $1.30 a year ago. ▪ The company currently expects quantifiable special charges in the third quarter of 2023 to be approximately $0.05 per share, principally related to restructuring charges. Other than the special gains and charges noted above, other such amounts are not currently quantifiable. 5

2Q 2023 Sales Growth Detail Amounts in the tables above may reflect rounding. Organic excludes sales to ChampionX post-separation. 6

▪ Continued strong sales growth driven by robust pricing and new business wins. o Light Water: robust sales growth driven by continued strong performance across data centers, microelectronics, and institutional. o Heavy Water: strong sales growth led by gains in primary metals and chemicals. o Downstream: strong sales growth driven by innovative water treatment programs that help our customers improve the sustainability of their operations. o Mining: very strong growth driven by our strategic shift toward water management programs for high-value metals and fertilizers. ▪ The impact of increasing water demand, its growing quality and availability issues, and the resulting rising costs continue to be a critical issue for our customers, and one that Ecolab is uniquely positioned to help them solve. Our innovative chemistry solutions, digital technologies, and service expertise help our customers significantly reduce water consumption and meet their sustainability objectives. Global Industrial Segment All sales figures are organic unless otherwise noted 7 Sales +10% Water Sales +11% Food & Beverage Q3: Expect good sales growth as continued pricing and new business wins more than offset comparisons to last year’s strong gains. Q3: Anticipate robust sales growth as continued pricing and new business wins more than offset comparisons to last year’s strong gains. ▪ Strong sales growth driven by continued pricing. ▪ Growth was led by double-digit gains in dairy, beverage & brewing, and food. ▪ Regionally, sales grew double-digits in Europe, North America, and Latin America; Asia Pacific showed solid growth. ▪ We continue to benefit from our enterprise selling approach to customers, where we combine our industry-leading cleaning and sanitizing and water treatment capabilities to deliver significant customer value though improved product quality, food safety, water efficiency, and lower operating costs.

Global Industrial Segment Paper All sales figures are organic unless otherwise noted 8 Sales +1% Q3: Expect modestly lower sales as pricing and new business wins are more than offset by easing customer production rates and comparisons to last year’s very strong growth. ▪ Modest sales growth as strong pricing and new business wins offset continued easing in customer production rates. ▪ Sales were strong in tissue and towel but declined in graphics and board and packaging, reflecting easing customer production rates due to softening macroeconomic trends. ▪ Regionally, Latin America and Europe showed strong growth, Asia Pacific was stable, and sales in North America declined modestly.

Global Institutional & Specialty Segment Institutional Specialty All sales figures are organic unless otherwise noted 9 Sales +12% Sales +15% Q3: Expect strong sales driven by further pricing and new business wins. ▪ Strong sales growth driven by robust pricing and new business gains, which together continue to benefit from our innovative products and services that help customers reduce costs and optimize their labor. o North America: double-digit sales growth driven by strong pricing and further new business wins. o Europe: solid growth as strong pricing and new business wins overcame strong comparisons to last year’s reopening benefits. o Latin America: strong growth benefiting from robust pricing and new business wins. o Asia Pacific: strong double-digit growth, led by strong performance in China following its reopening. ▪ Institutional is focused on capitalizing on its attractive growth opportunities, maximizing service effectiveness, and leveraging investments in digital technology to further improve productivity. We expect these enhancements, along with our innovative chemistry and digital programs, which save customers time and money, will support strong new business gains. Q3: Expect sales to show strong growth benefiting from robust pricing and new customer wins. ▪ Robust sales growth driven by strong gains in quick service and good growth in food retail. o Quick Service: continued strong sales growth reflecting robust pricing and strong new business momentum as we continue to leverage our ongoing product and program innovation that delivers leading food safety outcomes, labor optimization, and lower total operating costs. o Food Retail: accelerated sales growth benefited from strong pricing and new business wins.

Global Healthcare & Life Sciences Segment Healthcare Life Sciences All sales figures are organic unless otherwise noted 10 Sales +2% Sales -1% Q3: Expect modest sales growth reflecting continued good pricing. ▪ Sales grew modestly as good growth in North America more than offset softness in Europe. ▪ We are committed to repositioning our healthcare business for profitable growth. The transformation of our healthcare business is progressing well, where our efforts have been focused on right-sizing the businesses' cost structure. Over the next few months, we will be creating two separate, yet focused businesses from our North American Healthcare business: surgical and infection prevention. o Surgical, which provides protective drapes for surgeons, patients and equipment in operating rooms will become a standalone business. o Infection prevention, which provides environmental hygiene to reduce hospital-acquired infections, will leverage the critical mass of our North American institutional field team to expand customer reach and significantly improve productivity. ▪ Sales were relatively stable as good pricing was offset by soft near-term industry demand. ▪ The long-term growth opportunities for the Life Sciences industry are very attractive. We continue to invest and innovate to further expand our global capabilities and technical expertise across environmental hygiene and purification technologies to capitalize on this long-term growth opportunity. Q3: Expect stable performance as new business wins and pricing offset continued soft near-term industry demand.

Other Segments Pest Elimination All sales figures are organic unless otherwise noted 11 Sales +11% ▪ Strong sales growth led by double-digit gains in restaurants, food & beverage, food retail, and hospitality. ▪ Growth benefited from strong pricing and continued robust new business wins, driven by our high service levels, innovation, and circle the customer enterprise selling strategy. ▪ Regionally, North America and Asia Pacific delivered double-digit growth, while Europe and Latin America showed strong growth. Q3: Expect strong growth, benefiting from pricing and new customer wins as we leverage our ongoing innovation and enhanced digital offerings to further extend our competitive advantages.

Segment Operating Income Performance ▪ Organic operating income increased 18% as strong pricing overcame softer volume, higher delivered product costs, and investments in the business including incentive compensation. ▪ Organic operating income margin expanded 110 bps versus last year. ▪ Organic operating income increased 40% as strong pricing overcame investments in the business including incentive compensation, and higher delivered product costs. ▪ Organic operating income margin expanded 320 bps versus last year. ▪ Organic operating income decreased 41% as strong pricing was more than offset by softer volume, targeted investments in the business, and supply chain costs. ▪ Organic operating income increased 23% as strong pricing overcame investments in the business including incentive compensation and unfavorable mix. ▪ Organic operating income margin expanded 200 bps versus last year. ($ millions – fixed currency, unaudited) 12

Consolidated Margin Performance ▪ Gross margin expanded as strong pricing overcame continued increases in delivered product costs and unfavorable mix. ▪ Sales leverage and cost savings were offset by investments in the business including incentive compensation. ▪ Operating margin expanded as strong pricing overcame investments in the business including incentive compensation, softer volume, and higher delivered product costs. Gross Margin SG&A Operating Margin 13

2Q 2023 Balance Sheet / Cash Flow * EBITDA and Adjusted EBITDA are non-GAAP measures. EBITDA is defined as the sum of earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the sum of EBITDA and special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation corresponding reconciliations. 14

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Non-GAAP Financial Information 20 Non-GAAP Financial Information: This communication and certain of the accompanying tables include financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures include: • fixed currency sales • organic sales, formerly known as acquisition adjusted fixed currency sales • adjusted cost of sales • adjusted gross profit • adjusted gross margin • fixed currency operating income • adjusted operating income • adjusted fixed currency operating income • adjusted fixed currency operating income margin • organic operating income, formerly known as acquisition adjusted fixed currency operating income • organic operating income margin, formerly known as acquisition adjusted fixed currency operating income margin • adjusted tax rate • adjusted net income attributable to Ecolab • adjusted diluted earnings per share • EBITDA • Adjusted EBITDA We provide these measures as additional information regarding our operating results. We use these non-GAAP measures internally to evaluate our performance and in making financial and operational decisions, including with respect to incentive compensation. We believe that our presentation of these measures provides investors with greater transparency with respect to our results of operations and that these measures are useful for period-to-period comparison of results.

Non-GAAP Financial Information (Cont.) 21 Non-GAAP Financial Information (Continued): Our non-GAAP financial measures for adjusted cost of sales, adjusted gross margin, adjusted gross profit and adjusted operating income exclude the impact of special (gains) and charges and our non-GAAP financial measures for adjusted tax rate, adjusted net income attributable to Ecolab and adjusted diluted earnings per share further exclude the impact of discrete tax items. We include items within special (gains) and charges and discrete tax items that we believe can significantly affect the period-over-period assessment of operating results and not necessarily reflect costs and/or income associated with historical trends and future results. After tax special (gains) and charges are derived by applying the applicable local jurisdictional tax rate to the corresponding pre-tax special (gains) and charges. EBITDA is defined as the sum of net income including non-controlling interest, provision for income taxes, net interest expense, depreciation and amortization, and adjusted EBITDA further adds special (gains) and charges impacting EBITDA. EBITDA and adjusted EBITDA are used in our net debt to EBITDA and net debt to adjusted EBITDA ratios, which we view as important indicators of the operational and financial health of our organization. We evaluate the performance of our international operations based on fixed currency rates of foreign exchange, which eliminate the translation impact of exchange rate fluctuations on our international results. Fixed currency amounts included in this release are based on translation into U.S. dollars at the fixed foreign currency exchange rates established by management at the beginning of 2023. We also provide our segment results based on public currency rates for informational purposes. Our reportable segments do not include the impact of intangible asset amortization from the Nalco and Purolite transactions or the impact of special (gains) and charges as these are not allocated to the Company’s reportable segments. Our non-GAAP financial measures for organic sales, organic operating income and organic operating income margin are at fixed currency and exclude the impact of special (gains) and charges, the results of our acquired businesses from the first twelve months post acquisition and the results of divested businesses from the twelve months prior to divestiture. In addition, as part of the separation, we also entered into a Master Cross Supply and Product Transfer agreement with ChampionX to provide, receive or transfer certain products for a period up to 36 months and for a small set of products with limited suppliers over the next few years. Sales of product to ChampionX under this agreement are recorded in product and equipment sales in the Corporate segment along with the related cost of sales. These transactions are removed from the consolidated results as part of the calculation of the impact of acquisitions and divestitures. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. Investors should not rely on any single financial measure when evaluating our business. We recommend that investors view these measures in conjunction with the GAAP measures included in this news release. Reconciliations of our non-GAAP measures are included in the following “Non-GAAP Financial Measures” tables of this communication. We do not provide reconciliations for non-GAAP estimates on a forward-looking basis (including those contained in this news release) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of various items that have not yet occurred, are out of our control and/or cannot be reasonably predicted, and that would impact reported earnings per share and the reported tax rate, the most directly comparable forward-looking GAAP financial measures to adjusted earnings per share and the adjusted tax rate. For the same reasons, we are unable to address the probable significance of the unavailable information.